                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              QUEST SOFTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                             [QUEST SOFTWARE LOGO]

                                                                  April 24, 2000

To our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Quest Software, Inc. The Annual Meeting will be held on Tuesday, May 16, 2000, at 10:00 a.m. Pacific time at our principal executive offices located at 8001 Irvine Center Drive, Irvine, California 92618.

     The actions expected to be taken at the Annual Meeting are described in detail in the enclosed Proxy Statement and Notice of Annual Meeting. Included with these proxy materials is a copy of our Annual Report for 1999. We encourage you to read all of these materials.

     Please use this opportunity to take part in the affairs of your Company by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-prepaid envelope or vote electronically via the Internet or by telephone. See "Internet Voting" in the Proxy Statement for more details. Please note that there are separate Internet and telephone voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker. Returning the proxy or voting electronically will not deprive your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

     We look forward to seeing you at our Annual Meeting.

                                          Sincerely,

                                          Vincent C. Smith,
                                          Chairman of the Board
                                          and Chief Executive Officer

                             [QUEST SOFTWARE LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2000

To Holders of Common Stock of
Quest Software, Inc.:

     The Annual Meeting of Shareholders of Quest Software, Inc. (the "Company") will be held on Tuesday, May 16, 2000 at 10:00 a.m., Pacific time, at the Company's principal executive offices located at 8001 Irvine Center Drive, Irvine, California 92618, for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. To elect the Company's Board of Directors;

     2. To approve an amendment to the Company's 1999 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by an additional 2,500,000 shares;

     3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2000; and

     4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure that each shareholder's vote is counted at the meeting, shareholders are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided or vote electronically via the Internet or by telephone. Shareholders attending the meeting may vote in person even if they have previously returned proxy cards.

     Only shareholders of record as of the close of business on April 17, 2000 are entitled to receive notice of, to attend and to vote at, the annual meeting or any postponements or adjournments thereof.

                                          Sincerely,

                                          David M. Doyle
                                          President and Secretary

Irvine, California
April 24, 2000

                             [QUEST SOFTWARE LOGO]
                            ------------------------

                                PROXY STATEMENT
                      2000 ANNUAL MEETING OF SHAREHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Quest Software, Inc., a California corporation ("Quest" or the "Company"), for use at the Company's annual meeting of shareholders (the "Annual Meeting") to be held on Tuesday, May 16, 2000 at 10:00 a.m., Pacific time, and at any postponements or adjournments thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices, located at 8001 Irvine Center Drive, Irvine, California 92618.

     The Company's complete mailing address is 8001 Irvine Center Drive, Irvine, California 92618, and its telephone number is (949) 754-8000. MacKenzie Partners, Inc., which is assisting with the mechanics of the return of the proxies, may be contacted at (800) 322-2885.

     These proxy solicitation materials were first mailed on or about April 24, 2000 to all Quest shareholders entitled to vote at the Annual Meeting.

PROCEDURAL MATTERS

     Shareholders of record as of the close of business on April 17, 2000 (the "Record Date") are entitled to notice of, to attend and to vote at the Annual Meeting. There were 85,289,187 shares of Common Stock issued and outstanding on the Record Date. All share numbers in this Proxy Statement reflect the two-for-one stock split that was effected March 31, 2000. Holders of shares of Quest Common Stock are entitled to one vote for each share held on the Record Date.

     If the enclosed form of proxy is properly signed, dated and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified therein. If the proxy does not specify how the shares are to be voted, they will be voted for the election of management's nominees for election to the Board and for each of proposals 2 and 3.

     A shareholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary at the Company's principal executive offices referred to above, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

     The Company will bear the cost of this solicitation. The Company has retained the services of MacKenzie Partners, Inc. to assist in obtaining proxies from brokers and nominees of shareholders for the Annual Meeting. The estimated cost of such services is $5,000 plus out-of-pocket expenses. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or telegram.

     Attendance at the Annual Meeting is limited to shareholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. and each shareholder may be asked to present valid picture identification such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

     In the election of directors, the four candidates receiving the highest number of affirmative votes will be elected as directors. Proposals 2 and 3 each require for approval (i) the affirmative vote of a majority of the shares "represented and voting" and (ii) the affirmative vote of a majority of the required quorum. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date (the "Quorum"). Shares that are voted "FOR", "AGAINST" or "ABSTAIN" in a matter are treated as being present at the meeting for purposes of establishing the Quorum, but only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

INTERNET VOTING

     Shareholders whose shares are registered in the name of a bank or brokerage firm may be eligible to vote electronically through the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in ADP's program.

     Registered shareholders may vote electronically through the Internet by following the instructions included with their proxy card. Shareholders not wishing to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should complete and return the enclosed paper proxy card. Signing and returning the proxy card or submitting the proxy via the Internet or by telephone does not affect the right to vote in person at the Annual Meeting.

DIRECTORS

     Listed below are the four directors nominated for re-election at the Annual Meeting. All of the directors elected at the Annual Meeting will serve a one-year term expiring at the next annual meeting of shareholders.

                NAME                   AGE                           POSITION
                ----                   ---                           --------
Vincent C. Smith.....................  36     Chief Executive Officer and Chairman of the Board
David M. Doyle(2)....................  39     President, Secretary and Director
Doran G. Machin(1)(2)................  45     Director
Jerry Murdock, Jr.(1)(2).............  41     Director

---------------
(1) Member of Compensation Committee

(2) Member of Audit Committee

     Vincent C. Smith has served as our Chief Executive Officer since 1997 and a director since 1995. Mr. Smith became Chairman of the Board in 1998. In 1994, Mr. Smith was Director of Open Systems at BMC Software, where he managed its sales operations. From 1992 to 1994, Mr. Smith co-founded Patrol Software North America and served as its Vice President of Worldwide Sales and Marketing. Patrol Software merged with BMC in 1994. Mr. Smith worked at Oracle Corporation from 1987 to 1992 in a variety of sales management positions. Mr. Smith received his B.S. degree in Computer Science with a minor in Economics from University of Delaware.

     David M. Doyle is our President, Secretary, founder and a director. Mr. Doyle has been President and a director since the formation of Quest in 1987 and has been our Secretary since June 1999. Mr. Doyle was the primary designer and developer of our products during the initial four years after the founding of Quest. Prior to the founding of Quest, Mr. Doyle served as a consultant to a variety of industries, specializing in the areas of system design and application performance and co-founded American Data Industries. Mr. Doyle studied Information and Computer Sciences at University of California, Irvine.

     Doran G. Machin has served as a director since 1987. Mr. Machin was also our Secretary and Executive Vice President from 1987 through April 1999. Prior to 1987, Mr. Machin was employed as an independent computer consultant, worked for Hewlett-Packard and American Data Industries. Mr. Machin attended Cerritos College and California State University, Fullerton.

     Jerry Murdock, Jr. has served as a member of our board since April 1999. Since 1995, Mr. Murdock has been employed by InSight Capital Partners, an investment firm, which he co-founded in that year. From 1987 to 1995, Mr. Murdock was President of Aspen Technology Group, a consulting firm that he founded in 1987. Mr. Murdock has a degree in Political Science from San Diego State University. Mr. Murdock is a member of the boards of directors of several private technology companies.

BOARD OF DIRECTORS AND COMMITTEES

     In connection with our initial public offering in August 1999, we established an audit committee composed of Messrs. Doyle, Machin and Murdock. This committee reviews and supervises our financial controls, including the selection of our auditors, reviews the books and accounts, meets with our officers regarding our financial controls, acts upon recommendations of auditors and takes further actions as the audit committee deems necessary to complete an audit of our books and accounts, as well as other matters which may come before it or as directed by the Board. Our audit committee met in March 2000, in connection with the audit of our 1999 financial statements, and held no meetings in 1999.

     We have established a compensation committee, which reviews and approves the compensation and benefits for our executive officers, administers our stock plans and performs other duties as may from time to time be determined by the Board. The compensation committee is currently comprised of Messrs. Murdock and Machin. Our compensation committee held no meetings in 1999.

     We do not have a standing nominating committee. During 1999, six meetings of our board of directors were held. None of our directors attended fewer than 75% of the aggregate number of such meetings of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     We created our compensation committee in June 1999, and Messrs. Machin and Murdock served as members of the compensation committee during 1999. Prior to June 1999, all decisions regarding executive compensation were made by our Board.

     In April 1999, we purchased an aggregate of 29,640,000 shares of our Common Stock for a total purchase price of $35.0 million from trusts established by Mr. Machin, one of the founders and a director of Quest. In addition, we entered into a severance agreement with Mr. Machin pursuant to which we agreed to pay him an annual fee of $200,000 per year from 1999 to 2001, pay him medical benefits and provide for his use of a company car and related car expenses. Mr. Machin currently owns no shares of our capital stock.

     In April 1999, we sold an aggregate of 1,688,889 shares of our Series A Preferred Stock at a price of $5.625 per share to investors affiliated with InSight Capital Partners. The shares of Series A Preferred Stock converted into 5,066,666 shares of Common Stock immediately after our initial public offering. Mr. Murdock, a director of Quest, is a General Partner of InSight Capital Partners. Mr. Murdock has not been an officer or employee of ours at any time since our formation.

     No interlocking relationship exists between any of our executive officers or any member of our compensation committee and any member of any other company's board of directors or compensation committee. For additional information concerning transactions involving other members of the Board, see "Certain Transactions."

DIRECTOR COMPENSATION AND OTHER ARRANGEMENTS

     Directors receive no cash remuneration for serving on the board of directors or any committee thereof. Non-employee directors are reimbursed for reasonable expenses incurred by them in attending board and committee meetings. Non-employee board members are also eligible for option grants pursuant to the provisions of the automatic option grant program under our 1999 Stock Incentive Plan.

EXECUTIVE OFFICERS

     The following sets forth certain information regarding executive officers of the Company. Information pertaining to Messrs. Smith and Doyle, who are both directors and executive officers of the Company, may be found in the section entitled "Directors".

                NAME                   AGE                           POSITION
                ----                   ---                           --------
John J. Laskey.......................  50     Chief Financial Officer and Vice President, Finance
Eyal M. Aronoff......................  36     Vice President, Technology and Engineering
Douglas F. Garn......................  41     Vice President, Worldwide Sales

     John J. Laskey is our Chief Financial Officer and Vice President, Finance. Mr. Laskey has held these positions since October 1998. From June 1995 to October 1998, Mr. Laskey served as the Chief Financial Officer and Vice President, Finance of Continuus Software Corporation, a provider of software change management solutions. From April to June 1995, Mr. Laskey was the Chief Financial Officer and Vice President, Finance of StarBase Corporation. From September 1986 to April 1995, Mr. Laskey worked at FileNet Corporation as Vice President, Finance and Principal Accounting Officer. Mr. Laskey received his B.S. degree in Electrical Engineering from University of Illinois and his M.B.A. from Loyola University of Chicago.

     Eyal M. Aronoff has been our Vice President of Technology and Engineering since March 1996, when we acquired R*Tech Systems, Inc., a database management company. Mr. Aronoff founded R*Tech Systems in 1992 and served as its President from 1992 to 1996. Prior to this, Mr. Aronoff worked for John Bryce Ltd., an Oracle distributor in Israel, attended school and served in the Israeli Defense Force. Mr. Aronoff received a B.A. degree in computer science and chemistry from Bar-Ilan University Ramat-Gan, Israel.

     Douglas F. Garn is our Vice President of Worldwide Sales. Mr. Garn has held this position since January 1998. From March 1996 to January 1998, Mr. Garn was Vice President of North American Sales for Peregrine Systems, Inc. From July 1995 until April 1996, Mr. Garn was Vice President of Sales with Syntax, Inc., a networking software company. From November 1993 until July 1995, Mr. Garn was Regional Sales Manager with BMC. Mr. Garn holds a B.S. in Marketing from University of Southern California.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 17, 2000 (the "Table Date") with respect to the beneficial ownership of the Company's Common Stock by (i) each person the Company believes beneficially holds more than 5% of the outstanding shares of Common Stock; (ii) each director; (iii) each Named Executive Officer and (iv) all directors and executive officers as a group. On the Table Date, 85,289,187 shares of Common Stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the principal address of each of the shareholders below is c/o Quest Software, Inc., 8001 Irvine Center Drive, Irvine, California 92618.

                                                                  NUMBER OF SHARES
                                                                 BENEFICIALLY OWNED
                                                              -------------------------
                  NAME OF BENEFICIAL OWNER                      NUMBER       PERCENTAGE
                  ------------------------                    -----------    ----------
Vincent C. Smith(1).........................................   35,067,288       41.1%
David M. Doyle(2)...........................................   14,006,054       16.4
Eyal M. Aronoff(3)..........................................    5,344,612        6.3
Jerry Murdock(4)............................................    3,970,402        4.7
John J. Laskey(5)...........................................       46,800          *
Douglas F. Garn(6)..........................................      491,920          *
Doran G. Machin.............................................           --         --
All executive officers and directors as a group (7
  persons)(7)...............................................   58,927,076       68.7

---------------
 *  Less than 1%.

(1) Includes an aggregate of 152,400 shares held in the names of Mr. Smith's minor children and 1,040 shares held by Mr. Smith as custodian for his minor children. Includes 47,060 shares held by the Vincent C. Smith Charitable Remainder Trust, of which Mr. Smith is the trustee.

(2) Includes 204,740 shares held by the Doyle Charitable Remainder Trust, of which Mr. Doyle is the trustee.

(3) Includes an aggregate of 42,894 shares held in the names of Mr. Aronoff's minor children and 1,040 shares held by Mr. Aronoff as custodian for his minor children. Also includes 10,140 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 17, 2000. Also includes 375,000 shares held by the EYA Limited Partnership, of which Mr. Aronoff is a general partner.

(4) Includes 430,400 shares owned directly by Mr. Murdock. Also includes 2,376,000 shares held by InSight Capital Partners II, L.P., 264,002 shares held by InSight Capital Partners (Cayman) II, L.P., and 900,000 shares of Common Stock held by WI Software Investors LLC. Mr. Murdock is a General Partner of InSight Capital Partners and a director of Quest. Mr. Murdock disclaims beneficial ownership of the shares held by InSight Capital Partners II, L.P., InSight Capital Partners (Cayman) II, L.P., and WI Software Investors LLC, except to the extent of his indirect pecuniary interests therein.

(5) Consists of 23,400 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 27, 2000.

(6) Consists of 491,920 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 17, 2000.

(7) Consists of 525,460 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 17, 2000. See Notes 3, 5 and 6. See also Notes 1 and 4.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareholders also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company, the absence of a Form 3, Form 4 or Form 5 or written representations that no Forms 4 or 5 were required, the Company believes that, during 1999, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board (the "Committee") will administer the Company's executive compensation program. The role of the Committee, which is comprised of two outside non-employee directors, is to review and recommend or approve the base salaries, bonuses, stock options and other compensation of the executive officers and management-level employees of the Company. The Committee also administers the Company's 1999 Stock Incentive Plan (the "1999 Plan").

     The Company's executive compensation program utilizes Company performance, individual performance and an increase in shareholder value over time as determinants of executive pay levels. These principles are intended to motivate executive officers to improve the financial position of the Company, to hold executives accountable for the performance of the organizations for which they are responsible, to attract key executives into the service of the Company and to create value for the Company's shareholders. The compensation for executive officers is based on two elements: cash compensation and equity-based compensation.

  Cash Compensation

     The Company reviews its executive compensation programs to ensure that the total cash compensation provided to executive officers and senior management remains at a competitive level to enable the Company to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. The compensation of executive officers is expected to be reviewed annually by the Committee.

  Equity-Based Compensation

     Stock option grants are designed to align the interests of an executive officer with those of our shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of our Common Stock at a fixed price per share over a specified period of time up to ten years, unless sooner terminated in accordance with the provisions of the 1999 Plan. Each option generally becomes exercisable in a series of installments over a four-year or five-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term. The size of the option grant to each executive officer is set at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. Other factors include the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

  Compensation of the Chief Executive Officer

     The base salary of Vincent C. Smith, the Company's Chairman and Chief Executive Officer, has been set at a level that the Committee believes is below the median of base salary levels of chief executive officers of those companies with which the Company competes for executive talent, due to Mr. Smith's substantial equity ownership interest in the Company.

  Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. This limitation applies only to compensation that is not considered to be performance-based. None of our executive officers received non-performance-based compensation in 1999 in an amount exceeding the limit, and the Committee does not anticipate that non-performance-based compensation to be paid to our executive officers in 2000 will exceed that limit. Our 1999 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the limitation. The Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers.

Submitted by the Compensation Committee of the Company's Board of Directors:

                                          Doran G. Machin
                                          Jerry Murdock, Jr.

                  INFORMATION REGARDING EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth for the years ended December 31, 1997, 1998 and 1999 all compensation received for services rendered to Quest in all capacities by our chief executive officer and each of the other four most highly compensated executive officers whose salary and bonus exceeded $100,000 in 1999. These officers are referred to in this Proxy Statement as the "Named Executive Officers." The table does not include those individuals who would otherwise have been includable in such table on the basis of salary and bonus earned during 1997, 1998 and 1999 who have resigned or otherwise terminated his employment during 1997, 1998 and 1999. The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitutes the lesser of $50,000 or 10% of the total annual salary and bonus earned by each of the Named Executive Officers in 1997, 1998 and 1999. The amount set forth in the "All Other Compensation" column includes matching contributions under our 401(k) Plan and automobile expenses paid by us. Additionally, the amount set forth in the "All Other Compensation" column paid to Mr. Aronoff includes commissions associated with products purchased in the acquisition of R. Tech Systems, Inc.

                                                                     LONG-TERM
                                                                    COMPENSATION
                                         ANNUAL COMPENSATION     ------------------
                                        ---------------------        SECURITIES           ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)    BONUS($)    UNDERLYING OPTIONS    COMPENSATION($)
  ---------------------------    ----   ---------    --------    ------------------    ---------------
Vincent C. Smith...............  1999   $246,875           --               --                  --
  Chief Executive Officer        1998    191,666     $175,000               --                  --
                                 1997    275,000           --               --                  --
David M. Doyle.................  1998    246,875           --               --             $25,758
  President                      1997    200,000      175,000               --                  --
                                 1997    273,854           --               --                  --
John J. Laskey.................  1999    155,000       15,000           45,000                  --
  Chief Financial Officer        1998         --           --          360,000                  --
                                 1997         --           --               --                  --
Eyal M. Aronoff................  1999    212,946           --               --                  --
  Vice President, Technology     1998    195,445           --           78,000                  --
  and Engineering                1997    176,322       39,518               --              38,397
Douglas F. Garn................  1999    194,500      125,000               --                  --
  Vice President, Worldwide      1998    184,510      125,000        1,152,000                  --
  Sales                          1997         --           --               --                  --

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers in 1999, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our Common Stock. No stock appreciation rights were granted to the Named Executive Officers during 1999.

                                        OPTIONS GRANTS IN 1999
                       ---------------------------------------------------------     POTENTIAL REALIZABLE VALUE
                       NUMBER OF       PERCENT OF                                     AT ASSUMED ANNUAL RATES
                       SECURITIES     TOTAL OPTIONS      EXERCISE                   OF STOCK PRICE APPRECIATION
                       UNDERLYING      GRANTED TO         PRICE                          FOR OPTION TERM($)
                        OPTIONS       EMPLOYEES IN      PER SHARE     EXPIRATION    ----------------------------
        NAME           GRANTED(#)        1999(%)           ($)           DATE            5%             10%
        ----           ----------    ---------------    ----------    ----------    ------------    ------------
John J. Laskey.......    45,000           *               $40.25       12/01/09      $1,139,095      $2,886,589

---------------
* Less than one percent.

     The option listed in the table was granted under our 1999 Plan, and represents the right to purchase one share of Common Stock. Except for 1,804 of Mr. Laskey's options, the options shown in this table are all nonqualified stock options. These options vest in full upon the one-year anniversary of the grant date.

     To the extent not already exercisable, all of these options will become exercisable in the event of a merger in which more than 50% of our outstanding securities are transferred to persons different from those persons who are our shareholders prior to the merger or upon the sale of substantially all our assets in complete liquidation or dissolution. This acceleration feature does not apply in the event that the options are assumed by the successor corporation in the merger or are replaced with a cash incentive program.

     During 1999 we granted options to purchase up to an aggregate of 4,782,250 shares of Common Stock. All options were granted at an exercise price equal to the fair market value of our Common Stock on the date of grant, as determined by our board of directors.

     The potential realizable value is calculated based on the ten-year term of the option at its time of grant. It is calculated based on the assumption that the exercise price per share appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth the number and value of shares of Common Stock underlying the unexercised options held by the Named Executive Officers. No options were exercised during 1999.

                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                          OPTIONS AT DECEMBER 31, 1999        AT DECEMBER 31, 1999
                                          ----------------------------    ----------------------------
                  NAME                    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                  ----                    -----------    -------------    -----------    -------------
Vincent C. Smith........................         --              --                --              --
David M. Doyle..........................         --              --                --              --
John J. Laskey..........................     72,000         333,000       $ 3,629,880     $15,003,270
Eyal M. Aronoff.........................     21,840          56,160         1,102,410       2,834,040
Douglas F. Garn.........................    347,400         804,600        17,543,700      40,632,300

     These values have been calculated on the basis of the fair market value of our Common Stock on December 31, 1999, less the applicable exercise price per share, multiplied by the number of shares underlying such options.

COMPANY STOCK PERFORMANCE

     The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for the Company, the Nasdaq Stock Market (U.S.) Index (the "Nasdaq Index") and the S&P Computers-Software & Services Index (the "Industry Index"). The graph assumes $100 was invested in each of the Common Stock, the Nasdaq Index and the Industry Index on August 13, 1999 (the date on which we completed our initial public offering). Note that historic stock price performance is not necessarily indicative of future stock price performance.

                 COMPARISON OF 4 MONTH CUMULATIVE TOTAL RETURN*
                           AMONG QUEST SOFTWARE, INC.
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
              AND THE S & P COMPUTERS -- SOFTWARE & SERVICES INDEX
[PERFORMANCE GRAPH]

                                                     QUEST SOFTWARE,              NASDAQ STOCK               S&P COMPUTERS-
                                                          INC.                    MARKET (U.S.)            SOFTWARE & SERVICES
                                                     ---------------              -------------            -------------------
8/31/1999                                                100.00                      100.00                      100.00
12/31/1999                                               728.57                      153.62                      153.41

* $100 INVESTED ON 8/13/99 IN STOCK OR ON 7/31/99
 IN INDEX-INCLUDING REINVESTMENT OF DIVIDENDS
 FISCAL YEAR ENDING DECEMBER 31.

                              CERTAIN TRANSACTIONS

SALES OF PREFERRED STOCK

     In April 1999, we sold an aggregate of 1,688,889 shares of our Series A Preferred Stock at a price of $5.625 per share to investors affiliated with InSight Capital Partners. Mr. Murdock, a director of Quest, is a General Partner of InSight Capital Partners. In April 1999 we also sold 977,778 shares of Series A Preferred Stock and 1,777,778 shares of our Series B Redeemable Preferred Stock to UBS Capital LLC at a price of $5.625 per share. The proceeds from the issuance of the Series A and Series B Preferred Stock were used to repurchase shares of our Common Stock held by Mr. Machin, a director and co-founder of Quest.

     Immediately after our initial public offering, all of the shares of Series A Preferred Stock were converted into an aggregate of 8,000,000 shares of Common Stock. Such holders of shares of Common Stock issued upon the conversion of the Series A Preferred Stock are entitled to certain registration rights with respect to the Common Stock issued upon conversion thereof. We used approximately $10.6 million of the net proceeds of our initial public offering to redeem the Series B Redeemable Preferred Stock, including all accrued, cumulative dividends thereon.

REPURCHASE OF SHARES FROM MR. MACHIN

     In April 1999 we purchased an aggregate of 29,640,000 shares of our Common Stock from trusts established by Mr. Machin for a total purchase price of $35.0 million. During late 1998, Mr. Machin sought to sell his stock and liquidate his position in Quest. Mr. Machin and the Company negotiated at arms-length to determine the pricing of the repurchase and Mr. Machin ultimately agreed upon a price based on the fact that he could obtain cash immediately. In addition, we entered into a severance agreement with Mr. Machin to pay him an annual fee of $200,000 per year from 1999 to 2001 and to provide for his use of a company car, related car expenses and medical benefits. There was no prior agreement that obligated us to consummate the repurchase transaction with Mr. Machin. Currently, Mr. Machin does not own any shares of our capital stock.

ACQUISITION OF R*TECH SYSTEMS, INC. AND SALE OF STOCK TO OFFICER

     In March 1996, we acquired R*Tech Systems, Inc., the sole shareholder of which was Mr. Aronoff, our current Vice President, Engineering and Technology, through a merger of R*Tech with and into Quest. In the merger Quest issued 3,900,000 shares of Common Stock to Mr. Aronoff. Mr. Aronoff also entered into an employment agreement with us for a term of 24 months, under which he received an annual salary of $85,000, the right to receive commissions on the sale of certain products, the right to receive bonus payments of up to $400,000 upon the achievement of specified performance milestones, and an option to purchase up to 2.5% of our outstanding capital stock. In April 1998, Mr. Aronoff purchased 1,950,000 shares of Common Stock under the option for a per share purchase price of $.3845 and a total purchase price of $750,000, for which Mr. Aronoff executed a promissory note. The note has a term of four years, bears interest at the rate of 5.7% per annum, and up to 25% of the original principal amount of the note may be prepaid in each year of the four-year term. The entire amount due under the note may be prepaid upon a sale or merger of Quest or at any time Mr. Smith no longer serves as our chief executive officer. During the year ended December 31, 1999, Mr. Aronoff made principal payments on the note of $230,000. The accrued interest on this note at 1999 fiscal year end was $68,984. Mr. Aronoff's two-year employment agreement expired in March 1998.

SALE OF COMMON STOCK TO MR. SMITH

     In October 1997, we sold to Mr. Smith, our Chairman of the Board and Chief Executive Officer, 7,800,000 shares of Common Stock for aggregate consideration of $2.2 million. Mr. Smith executed a promissory note for the purchase price. Mr. Smith executed a promissory note for the purchase price, the entire original principal amount of which remains outstanding as of the date of this Proxy Statement. The note is secured in part by the 7,800,000 shares of Common Stock. This note will become due and payable on April 1, 2002 and bears interest at a rate of 6.2%. The accrued interest on this note at December 31, 1999 was $326,251.

INDEMNIFICATION AGREEMENTS

     We have entered into an indemnification agreement with certain of our executive officers and our directors containing provisions that may require us, among other things, to indemnify our officers and our directors against certain liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been otherwise obtained from unaffiliated third parties. All future transactions, including loans, if any, between us and our officers, directors and principal shareholders and their affiliates and any transactions between us and any entity with which our officers, directors or principal shareholders are affiliated will be approved by a majority of the board of directors, including a majority of the independent and disinterested outside directors of the board of directors and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

                             OVERVIEW OF PROPOSALS

     This Proxy Statement contains three proposals requiring shareholder action. Proposal No. 1 requests the election of four directors to our Board. Proposal No. 2 requests that the shareholders approve an amendment to our 1999 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by an additional 2,500,000 shares. Proposal No. 3 requests ratification of our independent auditors. Each of the proposals is discussed in more detail in the pages that follow.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board is currently comprised of four members, Messrs. Smith, Doyle, Murdock and Machin. The Board has nominated the current directors to be re-elected to serve for a one-year term and until their successors are duly elected and qualified. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board's four nominees below. Proxies cannot be voted for more than the four named nominees.

     If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as a director.

VOTE REQUIRED

     The four nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of the Quorum, but have no other legal effect under California law.

RECOMMENDATION

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RE-ELECTION OF MESSRS. SMITH, DOYLE, MURDOCK AND MACHIN.

                                 PROPOSAL NO. 2

           APPROVAL OF AN AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN

     Shareholders are being asked to approve an amendment to the 1999 Plan to increase the number of shares reserved for issuance thereunder by an additional 2,500,000, bringing the total number of shares of Common Stock reserved for issuance under the 1999 Plan to 17,500,000.

     The 1999 Plan is an integral part of the Company's compensation program. Under the 1999 Plan, the executive officers of the Company and other key employees may be granted stock options, stock appreciation rights and stock purchase rights. The proposed amendment would provide additional shares which the Company believes are necessary to allow it to attract and retain the best available personnel for positions of substantial responsibility with the Company.

VOTE REQUIRED

     The affirmative votes of (i) a majority of the Votes Cast and (ii) a majority of the Quorum will be required to approve this proposal.

RECOMMENDATION

     THE BOARD HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE 1999 PLAN AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT.

DESCRIPTION OF THE 1999 PLAN

     Introduction. Our 1999 Plan is intended to serve as the successor equity incentive program to our 1998 Stock Option/Stock Issuance Plan. The 1999 Plan was adopted by the board and subsequently approved by the shareholders in June 1999. The 1999 Plan became effective upon its adoption by the board. On August 12, 1999, all outstanding options under our predecessor plan were incorporated into the 1999 Plan, and no further option grants were made under the predecessor plan. The incorporated options will continue to be governed by their existing terms, unless the plan administrator elects to extend one or more features of the 1999 Plan to those options. Except as otherwise noted below, the incorporated options have substantially the same terms as will be in effect for grants made under the Discretionary Option Grant Program of the 1999 Plan.

     Share Reserve. 15,000,000 shares of Common Stock have been authorized for issuance under the 1999 Plan. Options to purchase a total of 13,951,774 shares of Common Stock have been granted under the 1999 Plan, including options that terminated before being exercised. As of April 17, 2000, options to purchase 11,197,322 shares of Common Stock were outstanding, 1,309,754 shares of Common Stock had been issued upon the exercise of options and 2,492,924 shares were available for issuance or grants of new stock options under the 1999 Plan. On April 19, 2000, the closing price of the Common Stock, as quoted on the Nasdaq National Market, was $49.125. No participant in the 1999 Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in total per calendar year.

     Programs. The 1999 Plan is divided into five separate programs:

     - the discretionary option grant program under which eligible individuals in Quest's employ may be granted options to purchase shares of Common Stock at an exercise price determined by the plan administrator;

     - the stock issuance program under which such individuals may be issued shares of Common Stock directly, through the purchase of such shares at a price determined by the plan administrator or as a bonus tied to the performance of services;

     - the salary investment option grant program which may, at the plan administrator's discretion, be activated for one or more calendar years and, if so activated, will allow executive officers and other highly compensated employees the opportunity to apply a portion of their base salary to the acquisition of special below-market stock option grants;

     - the automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee board members to purchase shares of Common Stock at an exercise price equal to 100% of the fair market value of those shares on the grant date; and

     - the director fee option grant program which may, in the plan administrator's discretion, be activated for one or more calendar years and, if so activated, will allow non-employee board members the opportunity to apply a portion of the annual retainer fee otherwise payable to them in cash each year to the acquisition of special below-market option grants.

     Administration. The discretionary option grant program and the stock issuance program will be administered by the compensation committee of the board of directors. This committee will determine which eligible individuals are to receive option grants or stock issuances under those programs, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. The compensation committee will also have the authority to select the executive officers and other highly compensated employees who may participate in the salary investment option grant program in the event that program is activated for one or more calendar years.

     Plan Features. Our 1999 Plan includes the following features:

     - The exercise price for any options granted under the plan may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised through a same-day sale program without any cash outlay by the optionee.

     - The compensation committee will have the authority to cancel outstanding options under the discretionary option grant program in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of our Common Stock on the new grant date.

     - Stock appreciation rights may be issued under the discretionary option grant program. Such rights will provide the holders with the election to surrender their outstanding options for an appreciation distribution from us equal to the fair market value of the vested shares of Common Stock subject to the surrendered option less the exercise price payable for those shares. We may make the payment in cash or in shares of Common Stock.

     Change in Control. The 1999 Plan includes the following change in control provisions, which may result in the accelerated vesting of outstanding option grants and stock issuances:

     - In the event that Quest is acquired by merger or asset sale or a board-approved sale of more than 50% of the outstanding stock by our shareholders, each outstanding option under the discretionary option grant program which is not assumed or continued by the successor corporation will immediately become exercisable for all the option shares, and all unvested shares will immediately vest, except to the extent we repurchase rights with respect to those shares are to be assigned to the successor corporation.

     - The plan administrator will have complete discretion to grant one or more options which will become exercisable for all the option shares in the event those options are assumed in the acquisition but the optionee's service with us or the acquiring entity is subsequently terminated. The vesting of outstanding shares under the 1999 Plan may be accelerated upon similar terms and conditions.

     - The plan administrator may also grant options, which will immediately vest upon our acquisition by another entity, whether or not those options are assumed by the successor corporation.

     - The plan administrator may grant options and structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of our board of directors through one or more contested elections. Such accelerated vesting may occur either at the time of such transaction or upon the subsequent termination of the individual's service.

     Salary Investment Option Grant Program. In the event the compensation committee decides to put this program into effect for one or more calendar years, each of our executive officers and other highly compensated employees selected for participation may elect to reduce his or her base salary for that calendar year by a specified dollar amount not less than $10,000 nor more than $75,000. Each selected individual who makes such an election will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, an option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. A compensation expense will be recorded for the amount of the salary reduction. As a result, the total spread on the option shares at the time of grant will be equal to the amount of salary invested in that option. The option will vest and become exercisable in a series of 12 equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of Quest.

     Automatic Option Grant Program. Each individual who first becomes a non-employee board member at any time after August 13, 1999, the date we completed our initial public offering, will automatically receive an option grant for 50,000 shares on the date such individual joins the board, provided such individual has not been in the prior employ of Quest. In addition, on the date of each annual shareholders meeting, beginning with the 2001 annual shareholders meeting, each non-employee board member who has served as a non-employee board member since the date of the last annual shareholders meeting will automatically be granted an option to purchase 15,000 shares of Common Stock.

     Each automatic grant will have a term of ten years, subject to earlier termination following the optionee's cessation of board service. The initial 50,000 share option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by us, at the exercise price paid per share, should the optionee cease board service prior to vesting in those shares. The shares subject to each 50,000 share automatic option grant will vest over a four year period in successive equal annual installments upon the individual's completion of each year of board service over the four year period measured from the option grant date. However, the shares subject to each such automatic grant will immediately vest in full upon certain changes in control or ownership of Quest or upon the optionee's death or disability while a board member. Each 15,000 share automatic option grant will be immediately exercisable and fully vested on the option grant date.

     Director Fee Option Grant Program. If this program is put into effect in the future, then each non-employee board member may elect to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the option will be structured so that the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares will be equal to the portion of the retainer fee invested in that option. The option will become exercisable in a series of twelve equal monthly installments over the calendar year for which the election is to be in effect. However, the option will become immediately exercisable for all the option shares upon certain changes in the ownership or control of Quest or the death or disability of the optionee while serving as a board member.

     Limited Stock Appreciation Rights. Limited stock appreciation rights will automatically be included as part of each grant made under the automatic option grant, salary investment option grant and director fee option grant programs and may be granted to one or more of our officers as part of their option grants under the discretionary option grant program. Options with such a limited stock appreciation right may be surrendered to Quest upon the successful completion of a hostile tender offer for more than 50% of our outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from us in an amount per surrendered option share based on the highest price per share of Common Stock paid in connection with the tender offer.

     Amendment. The board may amend or modify the 1999 Plan at any time, subject to any required shareholder approval. The 1999 Plan will terminate no later than June 8, 2009.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.

     Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any Common Stock received upon the exercise. In the case of a recipient who is also an employee, any taxable income recognized upon exercise of a stock appreciation right will constitute wages for which withholding will be required. The Company will generally be entitled to a tax deduction in the same amount. Any gain or loss on the resale of Common Stock acquired upon exercise of a stock appreciation right will be treated as a taxable gain or loss.

     Section 162(m) of the Code. Section 162(m) of the Code generally disallows a public company's Federal income tax deduction for compensation to executive officers in excess of $1.0 million in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from this limitation, and therefore remains fully deductible by the company that pays it. To qualify as "performance-based" within the meaning of Section 162(m) of the Code, options and stock appreciation rights must be granted with an exercise price of not less than 100% of the fair market value of the Common Stock on the date of the grant, among other things. To the extent these requirements are met, compensation attributable to options and stock appreciation rights granted to executive officers under the 1999 Plan will qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company will generally be entitled to a tax deduction in the amount recognized by such officers upon exercise of the options. No tax authority or court has ruled on the applicability of Section 162(m) to the 1999 Plan and any final determination of the deductibility of amounts realized upon exercise of an option granted under the 1999 Plan could ultimately be made by the Internal Revenue Service or a court having final jurisdiction with respect to the matter. The Company retains the right to grant options under the 1999 Plan in accordance with the terms of the 1999 Plan regardless of any final determination as to the applicability of Section 162(m) of the Code to these grants.

     Compensation attributable to stock purchase rights granted under the 1999 Plan will not generally qualify as "performance-based" within the meaning of
Section 162(m) of the Code. As a result, income recognized by executive officers in connection with stock purchase rights will be subject to the limitations on deductibility under such section.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK APPRECIATION RIGHTS, HOLDERS OF STOCK PURCHASE RIGHTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS AND STOCK PURCHASE RIGHTS UNDER THE 1999 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

PARTICIPATION IN THE 1999 PLAN

     The following table sets forth certain information as of the Table Date with respect to options granted under the 1999 Plan since inception to (i) each Named Executive Officer listed in the Summary Compensation Table; (ii) all executive officers as a group; (iii) all directors who are not executive officers, as a group; (iv) all employees, excluding executive officers, as a group; and (v) each other person who has received grants of five percent of the options granted under the 1999 Plan. As of the Table Date there has been no determination by the Compensation Committee with respect to future awards under the 1999 Plan.

                                                              NUMBER OF SHARES      WEIGHTED AVERAGE
                                                             UNDERLYING OPTIONS      EXERCISE PRICE
                           NAME                                 GRANTED (#)        OF GRANTED OPTIONS
                           ----                              ------------------    ------------------
Vincent C. Smith...........................................               0                 --
David M. Doyle.............................................               0                 --
Doran G. Machin............................................               0                 --
Jerry Murdock, Jr..........................................               0                 --
Douglas F. Garn............................................       1,232,000              $2.19
All directors who are not executive officers as a group....               0                 --
All executive officers as a group..........................       1,715,000              $2.78
All other employees as a group.............................      12,236,774              $7.74

     As of April 17, 2000, no stock options had been granted, and no shares had been issued, under the 1999 Plan on the basis of the share increase that will result from the amendment to the 1999 Plan for which shareholder approval is sought at the Annual Meeting.

                                 PROPOSAL NO. 3

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board, upon the recommendation of the audit committee, has appointed Deloitte & Touche LLP ("Deloitte & Touche"), independent auditors, to audit our consolidated financial statements for the fiscal year ending December 31, 2000. Deloitte & Touche served as the Company's independent auditors for fiscal year 1999. At the Annual Meeting, the shareholders are being asked to ratify the appointment of Deloitte & Touche as the Company's independent auditors for fiscal year 2000. In the event of a negative vote on such ratification, the Board will reconsider its selection. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and to be available to respond to appropriate questions, and will have the opportunity to make a statement if they desire to do so.

VOTE REQUIRED

     The affirmative votes of (i) a majority of the Votes Cast and (ii) a majority of the Quorum will be required to approve this proposal.

RECOMMENDATION

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend. The accompanying proxy confers discretionary authority to vote on any such other matters as may properly come before the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Shareholders who intend to present proposals at the next annual meeting of shareholders must send such proposals to the Company for receipt no later than December 25, 2000 in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

     In addition, the proxies solicited by the Board for the 2001 annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than March 15, 2001.

April 24, 2000
Irvine, California

                               QUEST SOFTWARE, INC
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2000

You may vote by telephone toll-free or on the internet, or complete, sign and date and mail the form below. Your vote must be received prior to 12:00 midnight Pacific time on May 15, 2000.

[Name and address of shareholder]

      TO VOTE BY TELEPHONE OR ON THE INTERNET, USE THE CONTROL NUMBER BELOW

YOUR CONTROL NUMBER  ____________________

Call Toll-free
On a Touch-Tone Phone:
24 hours a day, 7 days a week
1-888-216-1316

Have this form available when you call the toll-free number. Then, enter your control number and follow the prompts.

To vote by internet, have this form available and follow the directions when you visit:
                             www.directvote.com/qsft
     DO NOT RETURN THE FORM BELOW IF YOU VOTE BY TELEPHONE OR THE INTERNET.

                                  -----------

                              QUEST SOFTWARE, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2000


YOUR CONTROL NUMBER ______________________

The undersigned shareholder of Quest Software, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual meeting of Shareholders and Proxy Statement with respect to the Annual Meeting of Shareholders of Quest Software, Inc. to be held at the Company's principal executive offices, located at 8001 Irvine Center Drive, Irvine, California 92618 on Tuesday, May 16, 2000 at 10:00 a.m. Pacific time, and hereby appoints Vincent
C. Smith, David M. Doyle and John J. Laskey, and each of them, proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote the Company's Common Stock which the undersigned is entitled to vote at such meeting and any postponements or adjournments of such meeting, as set forth below, and in their discretion upon any other business that may perperly come before the meeting (and any such postponements or adjournments).

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE BOARD'S NOMINEES, FOR PROPOSALS 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

               IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE

Attendance at the Annual Meeting is limited to shareholders. Admission to the meeting will be on a first-come, first-served basis.

                        DETACH AT THE PERFORATION BELOW.
                           DO NOT RETURN THIS CARD IF
                    YOU HAVE VOTED BY TELEPHONE OR INTERNET.


/X/ Please mark in dark ink in the manner shown

1.       To elect the Company's Board of Directors

FOR                                 /  /
All nominees listed below
(except as marked in the
contrary below)

WITHHOLD                            /  /
AUTHORITY
to vote for all nominees
listed below

NOMINEES: (01) Vincent C. Smith, (02) David M. Doyle, (03) Doran G. Machin and
(04) Jerry Murdock, Jr.

________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any nominee, print that nominee's name in the space provided above.)

2. To approve an amendment to the 1999 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by an additional 2,500,000 shares.
         /  /  FOR      /   / AGAINST     /  /  ABSTAIN

3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.
         /  /  FOR      /   / AGAINST     /  /  ABSTAIN

4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

This proxy card should be signed by the shareholder(s) exactly as his or her name(s) appear(s) hereon, dated and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both persons should sign.


Signature____________________________________ Date: __________________, 2000


Signature____________________________________ Date: __________________, 2000

 UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE VOTE, SIGN, DATE
          AND RETURN THIS CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                                        APPENDIX


                              QUEST SOFTWARE, INC.
                            1999 STOCK INCENTIVE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS

         I. PURPOSE OF THE PLAN

                  This 1999 Stock Incentive Plan is intended to promote the interests of Quest Software, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        II. STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into five separate equity programs:

                        (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                        (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special options,

                        (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

                        (iv) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock; and

                        (v) the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

                  B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

        III. ADMINISTRATION OF THE PLAN

                  A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board unless otherwise determined by the Board. Beginning with the Section 12 Registration Date, the following provisions shall govern the administration of the Plan:

                         (i) The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
 Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

                         (ii) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                         (iii) Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

                  B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

                         (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

                         (ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

                         (iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

                         (iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

         IV. ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                         (i) Employees,

                         (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                         (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

                  C. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

        V. STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed Seventeen Million Five Hundred Thousand (17,500,000) shares.

                  B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than One Million (1,000,000) shares of Common Stock in the aggregate per calendar year, beginning with the 1999 calendar year.

                  C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance.

                  D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year,
(iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

        I. OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A. EXERCISE PRICE.

                     1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant; provided, however, with respect to options granted prior to the Section 12 Registration Date, the exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                     2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Seven and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                         (i) shares of Common Stock held for the requisite
period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                         (ii) to the extent the option is exercised for vested
shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C. CESSATION OF SERVICE.

                     1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

                         (i) Any option outstanding at the time of the
Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                         (ii) Any option exercisable in whole or in part by the
Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                         (iii) During the applicable post-Service exercise
period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                         (iv) Should the Optionee's Service be terminated for
Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

                     2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

                         (i) to extend the period of time for which the option
is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                         (ii) to permit the option to be exercised, during the
applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                  D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Prior to the Section 12 Registration Date, the Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

                  F. FIRST REFUSAL RIGHTS. Until the Section 12 Registration Date, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

                  G. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than to a Beneficiary following the Optionee's death.

          II. INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. ELIGIBILITY. Incentive Options may only be granted to Employees.

                  B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

          III. CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. Each option outstanding at the time of the Change in Control shall terminate as provided in Section III.C. of this Article Two.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

                  D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

                  E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of

Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

                  F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

                  G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

                  H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          IV. STOCK APPRECIATION RIGHTS

                  The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

          I. OPTION GRANTS

                  The Primary Committee may implement the Salary Investment Option Grant Program for one or more calendar years beginning after the Underwriting Date and select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for each such calendar year. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Seventy-Five Thousand Dollars ($75,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on the first trading day in January for the calendar year for which the salary reduction is to be in effect.

          II. OPTION TERMS

                  Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                  A. EXERCISE PRICE.

                    1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                    2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                    X = A / (B x 66-2/3%), where

                    X is the number of option shares,

                    A is the dollar amount of the approved reduction in the
               Optionee's base salary for the calendar year, and

                    B is the Fair Market Value per share of Common Stock on the option grant date.

                  C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. CESSATION OF SERVICE. Each option outstanding at the time of the Optionee's cessation of Service shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period following the Optionee's cessation of Service. To the extent the option is held by the Optionee at the time of his or her death, the option may be exercised by his or her Beneficiary. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III. CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Change in Control or Hostile Take-Over while the Optionee remains in Service, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control or Hostile Take-Over, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

                  B. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
(i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

     IV. REMAINING TERMS

                  The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

     I. STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

               A. PURCHASE PRICE.

                    1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator; provided, however, with respect to stock issuances made prior to the Section 12 Registration Date, the purchase price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date and the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

                    2. Subject to the provisions of Section II of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                         (i) cash or check made payable to the Corporation, or

                         (ii) past services rendered to the Corporation (or any
Parent or Subsidiary).

               B. VESTING/ISSUANCE PROVISIONS.

                  1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator. However, for stock issuances prior to the Section 12 Registration Date, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                  5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                  6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

     III. SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

     I. OPTION TERMS

                  A. GRANT DATES. Options shall be made on the dates specified below:

                     1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase Fifty Thousand (50,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

                     2. On the date of each Annual Stockholders Meeting beginning with the 2001 Annual Stockholder Meeting, each individual who has served as a non-employee Board member since the date of the Annual Stockholders Meeting in the immediately preceding year shall automatically be granted a Non-Statutory Option to purchase Fifteen Thousand (15,000) shares of Common Stock.

                  B. EXERCISE PRICE.

                     1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                     2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

                  D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the initial 50,000 share option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 50,000-share option shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual 15,000-share option shall be fully vested at the time of grant.

                  E. CESSATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

          (i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve
     (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

          (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

          (iii) Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares for which the option was exercisable on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the option is not otherwise at that time exercisable.

          (iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control or Hostile Take-Over, became fully exercisable for all of the shares of Common Stock at the time subject to such option and maybe exercised for all or any of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

                  B. All outstanding repurchase rights shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
(i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

                  D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     III. REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

                                   ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM

     I. OPTION GRANTS

                  The Board may implement the Director Fee Option Grant Program as of the first day of any calendar year beginning after the Underwriting Date. Upon such implementation of the Program, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the election is to be in effect. Each non-employee Board member who files such a timely election with respect to the annul retainer fee shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which that fee would otherwise be payable.

     II. OPTION TERMS

                  Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

                  A. EXERCISE PRICE.

                     1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                  X = A / (B x 66-2/3%), where

                  X is the number of option shares,

                  A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

                  B is the Fair Market Value per share of Common Stock on the option grant date.

                  C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each month of Board service during the calendar year in which the option is granted. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. CESSATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee at the time of such cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

                  E. DEATH OR PERMANENT DISABILITY. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

                  Should the Optionee die after cessation of Board service but while holding one or more options, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the Optionee's Beneficiary. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     III. CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Change in Control or Hostile Take-Over while the Optionee remains in Board service, each outstanding option held by such Optionee shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control or Hostile Take-Over, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

                  B. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
(i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

     IV. REMAINING TERMS

                  The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS

          I. NO IMPAIRMENT OF AUTHORITY

                  Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          II. FINANCING

                  The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

          III. TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                     Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                     Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     IV. FINANCIAL REPORTS

                  The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

     V. EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant and Director Fee Option Grant Programs shall not be implemented until such time as the Primary Committee or the Board may deem appropriate. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                  B. The Plan shall serve as the successor to the Predecessor Plan, and no further options or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  D. The Plan shall terminate upon the earliest of (i) June 8, 2009, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     VI. AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     VII. USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VIII. REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     IX. NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


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

                                    APPENDIX

                  The following definitions shall be in effect under the Plan:

                  A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

                  B. BENEFICIARY shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

                  C. BOARD shall mean the Corporation's Board of Directors.

                  D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

          (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

          (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

          (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

                  E. CODE shall mean the Internal Revenue Code of 1986, as amended.

                  F. COMMON STOCK shall mean the Corporation's common stock.

                  G. CORPORATION shall mean Quest Software, Inc., a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Quest Software, Inc. which shall by appropriate action adopt the Plan.

                  H. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the director fee option grant program in effect under the Plan.

                  I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

                  J. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  K. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

                  L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

          (iv) For purposes of any options made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

                  M. HOSTILE TAKE-OVER shall mean:

          (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

                  N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

                  O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

                  P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

                  Q. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

                  R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

                  S. OPTION SURRENDER VALUE shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

                  T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

                  U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

                  W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                  X. PLAN shall mean the Corporation's 1999 Stock Incentive Plan, as set forth in this document.

                  Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

                  Z. PLAN EFFECTIVE DATE shall mean June 9, 1999, the date on which the Plan was adopted by the Board.

                  AA. PREDECESSOR PLAN shall mean the Corporation's pre-existing 1998 Stock Option/Stock Issuance Plan in effect immediately prior to the Plan Effective Date hereunder.

                  BB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

                  CC. SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment grant program in effect under the Plan.

                  DD. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

                  EE. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

                  FF. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                  GG. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

                  HH. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                  II. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

                  JJ. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  KK. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                  LL. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                  MM. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

                  NN. WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.